                                                                    Exhibit 32.1

   CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
   REQUIRED BY SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE, AS
        ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of SWMX, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

      (1) The Annual Report on Form 10-KSB for the fiscal year ended December
31, 2006 (the "Form 10-KSB") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the
Company.

      Date: March 29, 2007

                                         /S/ Joshua Wexler
                                         --------------------------------
                                         Joshua Wexler
                                         Chief Executive Officer

      The foregoing certification is being furnished solely pursuant to Section
906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350,
Chapter 63 of Title 18, United States Code) and is not being filed as part of the Form 10-KSB or as a separate disclosure document for purposes of Section 18 of the Securities Exchange Act of 1934.

      A signed original of this written statement required by Section 906 has been provided to SWMX, Inc. and will be retained by SWMX, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.